UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 31, 2025
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StoneX Group Inc.
(Exact name of registrant as specified in its charter)
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Delaware	000-23554	59-2921318
(State of Incorporation)	(Commission File Number)	(IRS Employer ID No.)
230 Park Ave, 10th Floor
New York, NY 10169
(Address of principal executive offices, including Zip Code)
(212) 485-3500
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act 17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	SNEX	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Pursuant to the letter agreement entered into between Sean M. O’Connor (the “Executive”) and the Registrant on March 31, 2025 (the “Letter Agreement”), StoneX Group Inc. (“the Company”), on March 31, 2025, the Executive was granted (i) 300,000 restricted shares of Company Stock with ratable vesting over a four-year period (“the Restricted Stock”) and (ii) performance shares of Company Stock subject to cliff vesting on the fourth anniversary of the grant date in an amount as follows:
•a minimum amount of zero performance shares of Company Stock awarded inf the Company’s average return on equity (“ROE”) over such four-year period is less than 6%;
•90,000 performance shares of Common Stock if the Company’s average ROE over such four-year period is 6%;
•a target of 225,000 performance shares of Company Stock awarded if the Company’s average ROE over such four-year period is 15%; and
•a maximum amount of 337,500 performance shares of Company Stock if the Company’s average ROE over such four-year period equals or exceeds 18% (the “Restricted Performance Stock”) and together with the Restricted Stock, (“the Grants”).
If the average ROE over the four-year period is other than the amounts stated above, the number of performance shares awarded will be calculated on a pro rata basis between 90,000 and 225,000 shares and between 225,000 shares and 337,500 shares, as the case may be, depending on the actual ROE over the four-year period. For purposing of calculating average ROE, a negative ROE in any year shall be considered to be zero. All determinations of whether the performance goals have been achieved, the number of shares earned by the Executive, and all other matters related to this award shall be made by the compensation committee of the Company’s board of directors in its sole discretion. The Grants will be subject to the terms and conditions set forth in the applicable grant agreements and the StoneX Group Inc. 2022 Omnibus Incentive Compensation Plan (“the Omnibus Plan”) and will both have an initial grant date of March 31, 2025. The time-based vesting component of the Grants will be complete on March 31, 2029 (“the Vesting End Date”).

The foregoing description of the Agreement Letter contained herein does not purport to be complete and is qualified in its entirety by reference to the complete text of the Agreement Letter. A copy of the Agreement Letter will be filed as an exhibit to the Registrant’s quarterly report on Form 10-Q for the quarter ending March 31, 2025.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits
Exhibit No.
104    Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signature
Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

StoneX Group Inc.
(Registrant)
April 2, 2025	/s/ David A. Bolte
(Date)	David A. Bolte
Corporate Secretary